UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Aptiv PLC

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APTIV PLC 5 HANOVER QUAY, GRAND CANAL DOCK DUBLIN 2, IRELAND D02 VY79 V29578-P04638

You invested in APTIV PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 24, 2024.

Get informed before you vote

View the Proxy Materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* April 24, 2024 9:00 AM Local Time
Point your camera here and
vote without entering a
control number
Aptiv PLC 5 Hanover Quay, Grand Canal Dock Dublin 2, Ireland D02 VY79

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors
Nominees:
1a.	Kevin P. Clark	For

1b.	Nancy E. Cooper	For

1c.	Joseph L. Hooley	For

1d.	Vasumati P. Jakkal	For

1e.	Merit E. Janow	For

1f.	Sean O. Mahoney	For

1g.	Paul M. Meister	For

1h.	Robert K. Ortberg	For

1i.	Colin J. Parris	For

1j.	Ana G. Pinczuk	For

2.	Proposal to re-appoint auditors, ratify independent public accounting firm and authorize the directors to determine the fees paid to the auditors.	For

3.	Proposal to approve the Aptiv PLC 2024 Long-Term Incentive Plan.	For

4.	Say-on-Pay - To approve, by advisory vote, executive compensation.	For

5.	Say-When-on-Pay - To determine, by advisory vote, the frequency of shareholder votes on executive compensation.	Year

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V29579-P04638